FIRST AMENDMENT TO
                        AGREEMENT AND DECLARATION OF TRUST
                        CONNECTICUT NATURAL GAS CORPORATION
                              EMPLOYEE BENEFIT TRUST



        THIS AMENDMENT is made and entered into this 2nd day of December, 1993, by and between CONNECTICUT NATURAL GAS CORPORATION, a Connecticut corporation with its principal office in Hartford, Connecticut (hereinafter referred to as the "Grantor") and FLEET BANK, N.A., a bank with trust powers having a principal place of business in Hartford, Connecticut (hereinafter referred to as the "Trustee"),

                               W I T N E S S E T H :

        WHEREAS, by Agreement dated December 28, 1987 (the "Agreement"), the Grantor and the Trustee entered into a certain Agreement and Declaration of Trust known as the Connecticut Natural Gas Corporation Employee Benefit Trust; and

        WHEREAS, the parties reserved the right to amend the Agreement in
   Section 8.7 thereof; and

        WHEREAS, the Grantor wishes to amend the Agreement in the particulars set forth below;

        NOW, THEREFORE, the Grantor and the Trustee agree as follows:

        1.   Section 1.2 of the Agreement is amended to read as follows:

             "1.2  Purpose of Trust.  The purpose of the Trust is to
                   ----------------
        provide certain medical and life insurance benefits to current non-union retirees (and prospective non-union retirees, upon retirement), and their dependents or beneficiaries, under the Connecticut Natural Gas Corporation Group Insured Plan, in the event of death, illness, or expenses for various types of medical care and treatment; and accordingly, the purpose of the Trust is not to provide benefits for active employees."

        2.   Section 1.4 of the Agreement is amended to read as follows:

             "1.4  Participating Employees.  The term "Participating
                   -----------------------
         Employee," as used herein, shall mean any retiree previously employed by a Participating Employer who is within a classification of retirees covered by the Plan of Benefits; provided, that no such classification may be selected by a Participating Employer which will have the effect, in operation, of restricting eligibility for
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         benefits, or of providing a disproportionate amount of benefits, to officers, shareholders or to former employees of such Participating Employer who are "highly compensated" individuals within the meaning of Section 505 of the Internal Revenue Code of 1986, as amended."

        3.   Section 1.6 is amended to read as follows:

             "1.6  Plan of Benefits.  The term "Plan of Benefits"
                   ----------------
         shall mean the Connecticut Natural Gas Corporation Group Insured Plan as it relates to non-union retirees; it being the intent of the Grantor that this Trust shall be utilized to provide certain medical and life insurance benefits to non-union retirees (and prospective non-union retirees, upon retirement) and their dependents and beneficiaries under the Connecticut Natural Gas Corporation Group Insured Plan. The Plan of Benefits shall be established and maintained as, and in conformity with the requirements of, the Employee Retirement Income Security Act of 1974 for employee welfare benefit plans as defined in Section 3(1) of that Act. The Plan of Benefits shall not include any benefit to be provided hereunder which is not a life, sick, accident or other benefit appropriate for provision by a voluntary employees' beneficiary association pursuant to Section 501(c)(9) of the Internal Revenue Code and regulations thereunder. Furthermore, the Plan of Benefits shall not have the effect, in operation, of discriminating in favor of officers, shareholders or individuals who are "highly compensated" employees or former employees of such Participating Employer within the meaning of
         Section 505 of the Internal Revenue Code of 1986, as amended. The Plan of Benefits provided hereunder is summarized in Exhibit A."

        4.   The following new Section 1.9 is added to the Agreement:

             "1.9  "Employee".  The term "Employee" shall mean any
                    --------
             person who is or was employed by a Participating Employer."

        5.   Paragraph (c) of Section 2.6 is deleted.

        6. Section 7.1 is amended by the deletion of the word "Schedule" and the substitution of the word "Exhibit" in lieu thereof.

        7. Exhibit A attached to the Agreement is replaced by Exhibit A attached to this Amendment.

        8. Except as hereinabove modified and amended, the Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the Grantor and the Trustee have caused their corporate hands and seals to be hereunto affixed as of the date first above written.

   Attest:                          CONNECTICUT NATURAL GAS CORPORATION


   Mark W. Dudzik                    By Frank H. Livingston
   ---------------------------        ---------------------------------
                                       Its  Vice President


   Attest:                          FLEET BANK, N.A.


   Debbi-Sue Clark                   By Ronald J. Gaylord
   ---------------------------         ----------------------------------
                                       Its  Assistant Vice President

                                     EXHIBIT A
                                        TO
            CONNECTICUT NATURAL GAS CORPORATION EMPLOYEE BENEFIT TRUST
            ----------------------------------------------------------

                                 PLAN OF BENEFITS


         This is an amended version of Exhibit A to the Connecticut Natural Gas Corporation Employee Benefit Trust originally executed December 28, 1987.

         The Participating Employers shall fund a portion of their liability for post-retirement medical and life insurance benefits for current non-union retirees and prospective non-union retirees under the Connecticut Natural Gas Corporation Group Insured Plan through the Fund created hereunder, in accordance with such plan and the group insurance policies issued thereunder.

                                       CONNECTICUT NATURAL GAS CORPORATION



                                       BY  Frank H. Livingston
                                          --------------------------------
                                             Its Vice President

                                             Date: